PROMISSORY NOTE

$125,000

Tampa, Florida

February 12, 2026

FOR VALUE RECEIVED, GIPVA 2510 Walmer Ave., LLC, a Delaware limited liability company (the “Borrower”), hereby unconditionally promises to pay to the order of QCCR Investments, LLC, a Florida limited liability company (together with its permitted assigns, the “Noteholder”), the principal amount of $125,000 GIPVA 2510 Walmer Ave., LLC (the “Loan”), together with all accrued interest thereon, as provided in this Promissory Note (this “Note”).

This Note is non-negotiable and may not be transferred except as expressly permitted herein.

1.
Payment; Maturity; Prepayment; No Reborrowing; Origination Fee.

1.1.
Payment at Maturity. The aggregate unpaid principal amount of the Loan, all accrued and unpaid interest, and all other amounts payable under this Note shall be due and payable in full on the Maturity Date (as defined below).

1.2.
Maturity Date. For purposes of this Note, the “Maturity Date” means the earlier of (x) the consummation of the sale of the real property owned by Borrower, and (y) the date that is nine (9) months after the date of this Note.

1.3.
Prepayment. Borrower may prepay the Loan in whole or in part at any time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

1.4.
No Reborrowing. Principal amounts repaid or prepaid may not be reborrowed.
1.5.
Origination Fee. Borrower agrees to pay Noteholder an origination fee in an amount equal to three percent (3%) of the aggregate amount of this Note. The Origination Fee shall be deemed fully earned as of the date of this Note; however, payment thereof is deferred and shall be due and payable upon the earlier of (i) the Maturity Date, (ii) acceleration of this Note, or (iii) any prepayment in full of the outstanding principal.

2.
Interest.

2.1.
Interest Rate. The outstanding principal amount of the Loan shall bear interest at a rate of twelve percent (12%) per annum, calculated as simple (non-compounding) interest.

2.2.
Default Interest. Any overdue amount (without regard to any applicable grace period), whether at stated maturity, by acceleration, or otherwise, shall bear interest at the per annum rate equal to the Interest Rate plus two percent (2.00%) (the “Default Rate”) until paid in full.

2.3.
Computation; Accrual. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Interest shall begin to accrue on the date of this Note and shall cease to accrue on the date any principal is repaid with respect to the amount repaid.

2.4.
Interest Limitation. If at any time the interest payable on the Loan exceeds the maximum rate permitted by applicable law, such interest shall automatically be reduced to the maximum rate permitted.

3.
Payment Mechanics.

3.1.
Manner of Payment. All payments shall be made in U.S. dollars no later than 12:00 p.m. Eastern time on the date due by wire transfer of immediately available funds to the Noteholder’s account as specified by written notice to Borrower from time to time.

3.2.
Application of Payments. Payments shall be applied, first, to any fees or charges outstanding, second, to accrued interest, and, third, to principal.

3.3.
Business Day. If any payment is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, with interest calculated to include such extension. “Business Day” means a day other than Saturday, Sunday, or other day on which commercial banks in Tampa, Florida are authorized or required by law to close.

3.4.
Evidence of Debt. The Noteholder may record the Loan and each payment or prepayment on the payment grid attached as Exhibit A, which entries shall be prima facie evidence of the obligations in the absence of manifest error; failure to record shall not affect Borrower’s obligations.

4.
Representations and Warranties; Negative Covenants.

4.1.
Representations and Warranties. Borrower represents and warrants to Noteholder as of the date hereof:

4.1.1.
Existence; Good Standing; Power. Borrower is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Delaware, and has the power and authority to own, lease, and operate its property and to carry on its business.

4.1.2.
Authorization; Execution and Delivery. Borrower has the requisite power and authority to execute, deliver, and perform this Note; this Note has been duly authorized, executed, and delivered.

4.1.3.
Compliance with Law. Borrower is in compliance in all material respects with applicable laws, statutes, ordinances, rules, and regulations applicable to or binding on it, its property, and business.

4.1.4.
No Conflicts; Consents. The execution, delivery, and performance of this Note by Borrower do not and will not (a) violate any provision of its organizational documents; (b) conflict with, result in a breach of, or constitute a default under any material agreement to which it is a party or by which it or its property is bound; or (c) require any consent, approval, or authorization of, or filing with, any governmental authority or other third party that has not been obtained or made.

4.2.
Negative Covenants. Until all amounts outstanding under this Note have been paid in full, the Borrower shall not:

4.2.1.
Indebtedness. Incur, create, or assume any debt, other than all debt existing as of the date hereof (“Permitted Debt”).

4.2.2.
Liens. Incur, create, assume, or suffer to exist any lien on any of its property or assets, whether now owned or hereafter acquired, except for (i) liens in favor of the senior lender, and (ii) for taxes not yet due or which are being contested in good faith by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower in conformity with GAAP; (b) non-consensual liens arising by operation of law, arising in the ordinary course of business, and for amounts which are not overdue for a period of more than thirty (30) days or that are being contested in good faith by appropriate proceedings; and (c) liens on the outstanding limited liability company interests of Borrower created pursuant to the Security Agreement (as defined below).

5.
Events of Default. Each of the following constitutes an “Event of Default”:

5.1.
Failure to Pay. Borrower fails to pay (a) any principal when due; (b) any interest within five (5) days after the date due; or (c) any other amount within ten (10) days after the date due.

5.2.
Misrepresentation. Any representation or warranty made herein by Borrower is untrue or misleading in any material respect as of the date made; provided that Borrower shall have thirty (30) days after receipt of notice to cure to Noteholder’s reasonable satisfaction.

5.3.
Bankruptcy; Insolvency.

5.3.1.
The Borrower institutes a voluntary case seeking relief under any law relating to bankruptcy, insolvency, reorganization, or other relief for debtors.

5.3.2.
An involuntary case is commenced seeking the liquidation or reorganization of the Borrower under any law relating to bankruptcy or insolvency, and such case is not dismissed or vacated within sixty (60) days of its filing.

5.3.3.
The Borrower makes a general assignment for the benefit of its creditors.

5.3.4.
The Borrower is unable, or admits in writing its inability, to pay its debts as they become due.

5.3.5.
A case is commenced against the Borrower or its assets seeking attachment, execution, or similar process against all or a substantial part of its assets, and such case is not dismissed or vacated within sixty (60) days of its filing.

5.4.
Failure to Give Notice. Borrower fails to give the notice required by Section 6.

6.
Notice of Event of Default. Borrower shall notify Noteholder in writing of any Event of Default as soon as possible, and in any event within two (2) Business Days, describing the nature and extent thereof and any action taken or proposed to be taken.

7.
Remedies. Upon the occurrence and during the continuance of an Event of Default, Noteholder may, by written notice to Borrower, declare all outstanding principal, accrued and unpaid interest, and other amounts immediately due and payable; provided that such amounts shall automatically become due and payable without notice upon the occurrence of an Event of Default described in Sections 5.3(a), 5.3(c), or 5.3(d).

8.
Expenses. Borrower shall reimburse Noteholder on demand for reasonable and documented out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred in connection with the enforcement of this Note.

9.
Notices. All notices and communications shall be in writing and deemed given upon the earliest of (x) deposit with the U.S. Postal Service or overnight courier, properly addressed and postage prepaid; (y) transmittal by electronic communication properly addressed with written acknowledgment; or (z) actual receipt by an employee or agent of the recipient, to the addresses below or such other address as a party designates in writing:

9.1.
If to Borrower:

Generation Income Properties, Inc.

c/o GIPVA 2510 W Walmer Ave., LLC

401 E Jackson St., Suite 3300
Tampa, FL 33602

Attn: David Sobelman, CEO

Email: ds@gipreit.com

9.2.
If to Noteholder:

QCCR Investments LLC

3201 W Bay Vista Ave.

Tampa, FL 33611

Attn: Richard Russell, Manager

Email: rrussell@gipreit.com

10.
Governing Law. This Note and any claim, controversy, dispute, or cause of action based on, arising out of, or relating to this Note or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Florida.

11.
Disputes.

11.1.
Submission to Jurisdiction. Borrower irrevocably agrees that any action, suit, or proceeding arising from or relating to this Note may be brought in the courts of the State of Florida sitting in Hillsborough County, and the United States District Court for the Middle District of Florida, Tampa Division, and submits to the jurisdiction of such courts. Final judgment against the Borrower in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein limits Noteholder’s right to bring actions in any other jurisdiction.

11.2.
Venue. Borrower irrevocably waives, to the fullest extent permitted by law, any objection to the laying of venue and the defense of inconvenient forum with respect to any such proceeding in any such court.

11.3.
Waiver of Jury Trial. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY.

12.
Successors and Assigns. Borrower may not assign this Note or any of its rights or obligations hereunder without Noteholder’s prior written consent; provided that no such consent is required for a merger, consolidation, or transfer involving Borrower so long as the surviving entity assumes this Note in writing. Subject to the foregoing, this Note shall bind and inure to the benefit of Borrower and Noteholder and their respective permitted successors and assigns. Notwithstanding anything to the contrary, the Guarantor may assign its limited liability company interests in Noteholder to The Brown Family Trust, provided that such interests shall remain subject to any security interest granted by Guarantor to Noteholder in connection with this Note and the Guaranty (as defined below).

13.
Integration. This Note constitutes the entire agreement between Borrower and Noteholder with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings.

14.
Amendments and Waivers. No term of this Note may be waived, modified, or amended except by a written instrument signed by Borrower and Noteholder, and any waiver shall be effective only in the specific instance and for the specific purpose given.

15.
No Waiver; Cumulative Remedies. No failure or delay by Noteholder in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; all rights, remedies, and powers are cumulative and not exclusive.

16.
Severability. If any provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision of this Note or render such provision invalid or unenforceable in any other jurisdiction.

17.
Counterparts. This Note may be executed in counterparts (including by electronic or digital signature), each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery by electronic transmission shall be effective as delivery of a manually executed counterpart. The words “execution,” “signed,” “signature,” and words of similar import in this Note shall be deemed to include electronic and digital signatures and the keeping of records in electronic form, each of which shall be of the same effect, validity, and enforceability as manually executed signatures and paper-based recordkeeping systems, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act (15 U.S.C. §§ 7001-7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA.

18.
Guaranty; Security.

18.1.
Guaranty. Generation Income Properties, LP, a Delaware limited partnership (the “Guarantor”), hereby absolutely, unconditionally, and irrevocably guarantees to Noteholder the prompt payment in full when due, whether at stated maturity, by acceleration, or otherwise, of all obligations of Borrower under this Note (the “Guaranteed Obligations”). This is a guaranty of payment and not of collection. Guarantor waives notice of acceptance, presentment, demand, protest, and all other notices and defenses except to the extent such waivers are prohibited by applicable law. Noteholder may proceed directly against Guarantor without first proceeding against Borrower. The obligations of Guarantor are independent and primary and shall not be affected by any extension, modification, or waiver with respect to this Note, any release of or failure to perfect any collateral (if any), or any insolvency, bankruptcy, reorganization, or similar proceeding of Borrower. Notwithstanding the foregoing, Guarantor shall be entitled to assert any payment or performance defenses expressly available to Borrower under this Note (other than discharge in bankruptcy of Borrower) and to credit for any payments made by or on behalf of Borrower or any other guarantor.

18.2.
Security. To secure the payment and performance of the obligations under this Note and the Guaranteed Obligations, the Guarantor has granted (or will grant within five (5) Business Days after the date hereof) to the Noteholder a security interest in and pledge of 100% of the limited liability company interests of the Borrower owned by the Guarantor, pursuant to a Security Agreement in form and substance reasonably satisfactory to the Noteholder (the “Security Agreement”).

18.3.
Further Assurances. Borrower shall promptly execute and deliver such additional loan documents and security documents, and take such further actions, as Noteholder may reasonably request to consummate and implement the transactions contemplated hereby and to create, preserve, perfect, maintain, or enforce the security interests and liens contemplated by the loan documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has executed this Note as of February 12, 2026.

GIPVA 2510 WALMER AVE., LLC,
a Delaware limited liability company

By: /s/ David Sobelman
Name: David Sobelman
Managing Member

The undersigned Noteholder acknowledges receipt of this Note and agrees to be bound by the terms hereof applicable to Noteholder.

QCCR INVESTMENTS, LLC,
a Florida limited liability company

By: /s/ Richard Russell

Richard Russell

Guaranty

The undersigned Guarantor hereby executes this Note for the sole purpose of evidencing its agreement to the Guaranty in Section 18 above as of the date first written above.

GENERATION INCOME PROPERTIES, LP,
a Delaware limited partnership

By: Generation Income Properties, Inc.,

its General Partner

By: /s/ David Sobelman
David Sobelman, Chief Executive Officer

EXHIBIT A

PAYMENTS ON THE LOAN

Date	Principal Amount Paid	Unpaid Principal Balance	Name of Person Making Notation